                                  PLEXUS CORP.
                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (herein, the "Amendment") is entered into as of April 29, 2004, by and among Plexus Corp., a Wisconsin corporation (the "Borrower"), the Subsidiaries listed on the signature pages hereof, as Guarantors, the several financial institutions listed on the signature pages hereof, as Lenders, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.


                             PRELIMINARY STATEMENTS

         A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 22, 2003, as amended (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. So as to reduce reporting and compliance costs, the Borrower has requested that the Lenders amend the definition of "Borrowing Base Condition" set forth in Section 5.1 of the Credit Agreement and the Lenders have agreed to do so, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           AMENDMENT.

         Subject to the satisfaction of the condition precedent set forth in
Section 2 below, the definition of "Borrowing Base Condition" set forth in
Section 5.1 of the Credit Agreement shall be and hereby is amended to read in its entirety as follows:

                  "Borrowing Base Condition" has occurred if the aggregate outstanding principal amount of Revolving Loans, Swing Loans and L/C Obligations either (i) equals or exceeds $20,000,000 for a period of thirty (30) days or more during any rolling sixty (60) day period or
         (ii) equals or exceeds $40,000,000 for four (4) or more consecutive Business Days.

SECTION 2.           CONDITION PRECEDENT.

         Upon the satisfaction of the following condition precedent, this Amendment shall become effective as of and with effect from and after the date first above written:

                  2.1. The Borrower, the other Guarantors and the Lenders shall have executed and delivered this Amendment.



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SECTION 3.           REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement as amended hereby are and shall be and remain true and correct and that the Borrower is in compliance with the terms and conditions of the Credit Agreement as amended hereby and no Default or Event of Default has occurred and is continuing under the Credit Agreement as amended hereby or shall result after giving effect to this Amendment.

SECTION 4.           MISCELLANEOUS.

        4.1. The Borrower and the other Guarantors (collectively, the "Credit Parties") have heretofore executed and delivered to the Lenders the Collateral Documents. The Credit Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower, and the other Guarantors thereunder, and the Liens created and provided for thereunder, remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        4.2. By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

        4.3. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.4. The Borrower agrees to pay on demand all reasonable third party costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.


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        4.5. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]










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         This Second Amendment to Credit Agreement is entered into as of April
29, 2004.

                                  BORROWER

                                  PLEXUS CORP.


                                  By /s/ George W.F. Setton
                                     ------------------------------------------
                                     Name George W.F. Setton
                                          -------------------------------------
                                     Title Corporate Treasurer
                                           ------------------------------------


                                  GUARANTORS

                                  PLEXUS SERVICES CORP.


                                  By  /s/ George W.F. Setton
                                      -----------------------------------------
                                      George W.F. Setton
                                      Treasurer

                                  PLEXUS INTL. SALES & LOGISTICS, LLC


                                  By /s/ George W.F. Setton
                                     ------------------------------------------
                                     George W.F. Setton
                                     Treasurer

                                  PLEXUS QS, LLC


                                  By /s/ George W.F. Setton
                                     ------------------------------------------
                                     George W.F. Setton
                                     Treasurer

                                      -4-
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                                  PLEXUS INTERNATIONAL SERVICES, INC.


                                  By /s/ Kate Lenz
                                     ------------------------------------------
                                     Kate Lenz
                                     Vice President

                                  PTL INFORMATION TECHNOLOGY SERVICES CORP.


                                  By /s/ Kate Lenz
                                     ------------------------------------------
                                     Kate Lenz
                                     Vice President



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                                  LENDERS

                                  HARRIS TRUST AND SAVINGS BANK, in its
                                    individual capacity as a Lender and as
                                    Administrative Agent



                                  By /s/ Michael M. Fordney
                                     ------------------------------------------
                                     Name Michael M. Fordney
                                          -------------------------------------
                                     Title Vice President
                                           ------------------------------------


                                  LASALLE BANK NATIONAL ASSOCIATION



                                  By /s/ Lou D. Banach
                                     ------------------------------------------
                                     Name Lou D. Banach
                                          -------------------------------------
                                     Title First Vice President & Senior Lender
                                           ------------------------------------


                                  NATIONAL CITY BANK



                                  By /s/ Tiffany Cozzolino
                                     ------------------------------------------
                                     Name Tiffany Cozzolin
                                          -------------------------------------
                                     Title Vice President
                                           ------------------------------------


                                  THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                    CHICAGO BRANCH



                                  By /s/ Shinichiro Munechika
                                     ------------------------------------------
                                     Name Shinichiro Munechika
                                          -------------------------------------
                                     Title Deputy General Manager
                                           ------------------------------------


                                  THE PROVIDENT BANK



                                  By /s/ Alan R. Henning
                                     ------------------------------------------
                                     Name Alan R. Henning
                                          -------------------------------------
                                     Title Vice President
                                           ------------------------------------




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